UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2024

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On February 23, 2024, Barnwell Industries, Inc. (“BII” or the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, the appointment, effective April 1, 2024, of Craig D. Hopkins as Chief Executive Officer and President of the Company. This Amendment No. 1 on Form 8-K/A is being filed to supplement the disclosure contained in Item 5.02 of the Original Form 8-K by providing additional information regarding compensation to be paid to Mr. Hopkins in connection with his appointment as Chief Executive Officer, effective as of April 1, 2024. The Original Form 8-K otherwise remains unchanged.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Company’s Board of Directors (the “Board”) set, effective April 1, 2024, Mr. Hopkins’s annual salary at Can$265,000.  Mr. Hopkins is eligible for discretionary and annual bonuses, determined by the Board or the Compensation Committee of the Board, and may participate in the Company’s group benefits plan.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2024

BARNWELL INDUSTRIES, INC.

	By:	/s/ Russell M. Gifford
		Name:	Russell M. Gifford
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)